EXHIBIT 99.1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of Common Shares of Avolon Holdings Limited.

Date:  February 13, 2015

CINVEN LIMITED

By:	/s/ William Scott
	Name:	William Scott
	Title:	Director

CINVEN CAPITAL MANAGEMENT (G4) LIMITED

By:	/s/ William Scott
	Name:	William Scott
	Title:	Director

CINVEN CAPITAL MANAGEMENT (IV) LIMITED PARTNERSHIP

By:	CINVEN CAPITAL MANAGEMENT (G4) LIMITED
as General Partner

By:	/s/ William Scott
	Name:	William Scott
	Title:	Director

FOURTH CINVEN FUND (NO. 1) LIMITED PARTNERSHIP

By:	CINVEN CAPITAL MANAGEMENT (G4) LIMITED
as General Partner of
CINVEN CAPITAL MANAGEMENT (IV) LIMITED PARTNERSHIP
as General Partner

By:	/s/ William Scott
	Name:	William Scott
	Title:	Director

FOURTH CINVEN FUND (NO. 2) LIMITED PARTNERSHIP

By:	CINVEN CAPITAL MANAGEMENT (G4) LIMITED
as General Partner of
CINVEN CAPITAL MANAGEMENT (IV) LIMITED PARTNERSHIP
as General Partner

By:	/s/ William Scott
	Name:	William Scott
	Title:	Director

FOURTH CINVEN FUND (NO. 3 - VCOC) LIMITED PARTNERSHIP

By:	CINVEN CAPITAL MANAGEMENT (G4) LIMITED
as General Partner of
CINVEN CAPITAL MANAGEMENT (IV) LIMITED PARTNERSHIP
as General Partner

By:	/s/ William Scott
	Name:	William Scott
	Title:	Director

FOURTH CINVEN FUND (NO. 4) LIMITED PARTNERSHIP

By:	CINVEN CAPITAL MANAGEMENT (G4) LIMITED
as General Partner of
CINVEN CAPITAL MANAGEMENT (IV) LIMITED PARTNERSHIP
as General Partner

By:	/s/ William Scott
	Name:	William Scott
	Title:	Director

FOURTH CINVEN FUND (UBTI) LIMITED PARTNERSHIP

By:	CINVEN CAPITAL MANAGEMENT (G4) LIMITED
as General Partner of
CINVEN CAPITAL MANAGEMENT (IV) LIMITED PARTNERSHIP
as General Partner

By:	/s/ William Scott
	Name:	William Scott
	Title:	Director

FOURTH CINVEN FUND CO-INVESTMENT PARTNERSHIP

By:	/s/ Xavier Geismar
	Name:	Xavier Geismar
	Title:	Partner

FOURTH CINVEN (MACIF) LIMITED PARTNERSHIP

By:	CINVEN CAPITAL MANAGEMENT (G4) LIMITED
as General Partner of
CINVEN CAPITAL MANAGEMENT (IV) LIMITED PARTNERSHIP
as General Partner

By:	/s/ William Scott
	Name:	William Scott
	Title:	Director

CINVEN S.A.

By:	/s/ Xavier Geismar
	Name:	Xavier Geismar
	Title:	Directeur général

FOURTH CINVEN FUND FCPR

By:	CINVEN S.A.
Manager

By:	/s/ Xavier Geismar
	Name:	Xavier Geismar
	Title:	Directeur général

IDAMANTE S.À R.L.

By:	/s/ Daniele Arendt-Michels
	Name:	Daniele Arendt-Michels
	Title:	Manager

FOURTH CINVEN (RAILPEN 2011) CO-INVESTMENT LIMITED PARTNERSHIP

By:	CINVEN CAPITAL MANAGEMENT (G4) LIMITED
as General Partner of
CINVEN CAPITAL MANAGEMENT (IV) LIMITED PARTNERSHIP
as General Partner

By:	/s/ William Scott
	Name:	William Scott
	Title:	Director